SUBSEQUENT EVENTS	12 Months Ended
Dec. 31, 2022
Subsequent Events
SUBSEQUENT EVENTS

22.	SUBSEQUENT EVENTS

On February 21, 2023, the Company announced it obtained $30M in credit commitments from Royal Bank of Canada and Export Development Canada to fund production of the Company’s VMC 1200 class 3 electric trucks. The credit facility can be used for 100% of eligible production costs on the trucks, excluding labor and overhead from the Company’s assembly plants. The credit facility has an interest rate of prime plus 2% and will be secured by existing assets of the Company. Royal Bank of Canada will also continue to provide the Company with C$10M in an asset-based lending (ABL) agreement for use with its existing bus orders and a US$3M letter of credit facility.

On March 24, 2023, the Corporation announced that it had completed a private placement of unsecured convertible debentures for gross proceeds of C$4,000. The convertible debentures are issued in denominations of C$1,000, bear interest at 15% per annum, and mature 18 months from the closing date. Interest payments on the convertible debentures have been deferred to the twelve-month anniversary and/or maturity.

Each convertible debenture is convertible at the holder’s option into Units at any time prior to maturity at a conversion price of C$1.45 per Unit. Upon conversion, each Unit will consist of one Common Share and 0.2 of a Warrant. Each Warrant is exercisable into a Warrant Share at an exercise price of C$1.45 for a period of thirty-six months following the initial debenture closing date.